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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 5, 2005



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                   1-8483                 95-3825062
        ------------              ------------             ------------
 (State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification   No.)


     2141 Rosecrans Avenue, Suite 4000
          El Segundo, California                               90245
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 (Address of Principal Executive Offices)                    (Zip Code)

                                 (310) 726-7600
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              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))




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ITEM 5.04.        TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
                  BENEFIT PLANS

         On July 5, 2005, Unocal Corporation (the "Company") sent a notice to its directors and executive officers informing them of a temporary suspension of transactions by directors and executive officers involving Company equity securities as well as a blackout period that will be imposed on all transactions involving the Company common stock fund under the Company's 401(k) plans (the "401(k) Plan"). The notice stated that the blackout period for the 401(k) Plan is expected to begin at 1:00 p.m. EST on August 3, 2005 and end on the date that is approximately two weeks after the closing date of the merger of the Company with and into a wholly owned subsidiary of Chevron Corporation, which is currently expected to occur within the first two weeks of August, 2005. A copy of the notice dated July 5, 2005, which was provided to the Company's directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this
Item 5.04.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.       DESCRIPTION
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99.1              Notice of Blackout Period to Directors and Executive Officers
                  of Unocal Corporation, dated July 5, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 UNOCAL CORPORATION


                                                 /s/ Bryan J. Pechersky
                                                 -------------------------------
                                                 By:   Bryan J. Pechersky
                                                       Corporate Secretary

Date:  July 5, 2005




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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Notice of Blackout Period to Directors and Executive Officers
                  of Unocal Corporation, dated July 5, 2005